                                                                    Exhibit 32.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

  Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.ss.1350)

Pursuant to Section 906 of the Sarbanes-Oxley  Act of 2002 (18 U.S.C.  ss.1350),
the  undersigned,   Glen  Kassan,   Chief  Financial   Officer  of  WebFinancial
Corporation,  a Delaware corporation (the "Company") does hereby certify, to his knowledge, that:

The Quarterly  Report on Form 10-QSB/A for the quarter ended  September 30, 2003 of the Company (the "Report")  fully complies with the  requirements  of Section
13(a) or 15(d)  of the  Securities  Exchange  Act of 1934,  and the  information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Glen Kassan
                                      ------------------------------------------
                                      Glen Kassan
                                      Vice President and Chief Financial Officer
                                      March 8, 2004